INVESTOR PRESENTATION

March 2020

INSPIRED

ESSENTIAL ENTERTAINMENT

Legal Matters/Non-GAAP Financial Disclosures

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our business strategy, plans and objectives and our expected or contemplated future operations, results, financial condition, beliefs and intentions, as well as the expected effects of the acquisition by Inspired Entertainment, Inc. (the "Inspired," "we" or "us") of Novomatic UK Ltd.'s Gaming Technology Group ("NTG"), projected synergies, anticipated opportunities from the transaction and plans with respect to the NTG business (including its titles and game library). In addition, any statements that refer to projections, forecasts or other characterizations or predictions of future events or circumstances, including any underlying assumptions on which such statements are expressly or implicitly based, are forward-looking statements. The words "anticipate", "believe", "continue", "can", "could", "estimate", "expect", "intend", "may", "might", "plan", "possible", "potential", "predict", "project", "scheduled", "seek", "should", "will", "would" and similar expressions, among others, and negative expressions including such words, may identify forward-looking statements. These forward-looking statements reflect our current expectations about our future results, performance, liquidity, financial condition, prospects and opportunities, and are based upon information currently available to us, our interpretation of what we believe to be significant factors affecting our business and many assumptions regarding future events. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, our forward-looking statements. This could occur as a result of various risks and uncertainties, including the following: our ability to compete effectively in our industries; the effect of evolving technology on our business; our ability to renew long-term contracts and retain customers, and secure new contracts and customers; our ability to maintain relationships with suppliers; our ability to protect our intellectual property; government regulation of our industries; income trends with respect to B2/B3 gaming machines in the United Kingdom ("UK") following a substantial reduction of maximum permitted bets, which came into effect on April 1, 2019; our ability to attract and retain key members of our management team; our need for working capital; our ability to secure capital for growth and expansion; changing consumer, technology and other trends in our industries; our ability to successfully operate across multiple jurisdictions and markets around the world; changes in local, regional and global economic and political conditions; our ability to effectively integrate the operations of businesses we acquire, and to grow and expand such operations, the potential effect of the Coronavirus pandemic, and other factors described in our Annual Report on Form 10-K for the year ended September 30, 2018, our Quarterly Report on Form 10-Q for the period ended September 30, 2019 and our other filings with the SEC. In light of these risks and uncertainties, there can be no assurance that any matters covered by our forward-looking statements will develop as predicted, expected or implied. Readers should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. We advise you to carefully review the reports and documents we file from time to time with the SEC.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. For 2016, 2017, 2018 and 2019, presentation is shown on a calendar year basis to conform to our current fiscal year ending December 31, which was changed from September 30 commencing in 2019. References to the 2015 fiscal year refer to the fiscal year ended September 26, 2015. All information presented for quarterly periods is unaudited. We were formed in Delaware on May 30, 2014 under the name Hydra Industries Acquisition Corp. ("Hydra") as a "blank check company" for the purpose of acquiring one or more operating businesses or assets. On December 23, 2016, we consummated our initial business combination by acquiring Inspired Gaming Group, pursuant to a share sale agreement. Such acquisition and the other transactions contemplated by the sale agreement are referred to collectively as the "Business Combination" or the "Merger". We changed our name from Hydra Industries Acquisition Corp. to Inspired Entertainment, Inc. upon consummation of the Business Combination and changed our fiscal-year end to September 30. Operations prior to the Business Combination that are reflected in the historical financial information presented are those of Inspired Gaming Group.

This presentation contains certain financial measures that are not in accordance with generally accepted accounting principles ("non-GAAP"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles ("GAAP") in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because we use them to analyze our operating performance and because they are widely used measures of performance in our industry. See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures.

EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of certain stock-based compensation charges, certain changes related to legacy portions of the business and items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business. Adjusted Revenue (also Revenue Excluding Nil Margin Hardware Sales) is defined as revenue excluding for hardware sales that are sold at nil margin with the intention of securing longer term recurring revenue streams. For the years ending September 24, 2016 and earlier, this metric also removed analogue sales on the basis that these were no longer considered core to the Company.

The disclosure of EBITDA, Adjusted EBITDA, Adjusted Revenue and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for, or superior to, net income, operating income, cash flows, revenue, and other measures of financial performance prepared in accordance with GAAP.

Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of translation exchange rate differences between periods, we also present results on a Constant Currency basis, which is a non-GAAP financial measure that assumes a constant translation exchange rate between periods. The currency impact has been calculated as the current period GBP:USD rate less the equivalent average rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference, referred to as constant currency, is calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for constant currency movement

Highlights

- A leading B2B provider of gaming, virtual sports, and leisure content across retail, online and mobile – growth vehicles for regulated lottery, betting and gaming operators worldwide.
- Recurring, participation-based long term contracts account for a majority of revenue.
- Meaningful acquisition synergies - Expecting $15 million (revised upward from $12.3-$13.3 million) of annual cost synergies from acquisition implemented within first year.
- Upside margin potential - Digital transition in the acquired businesses to drive improved economics.
- Driving growth in North America – Seeing growth from recent launches of VLTs, Virtual Sports and Interactive content in North American jurisdictions.
- Experienced management team leveraging industry relationships and strong technology platform.

INSPIRED

Inspired's Historic Growth


Historical Adjusted EBITDA[1][2] (millions of US$)
LTM September 30
LTM December 31[3]
33.1%
34.3%
34.4%
40.1%
31.9%[5]
$33.2
$37.0
$41.5
$52.5
$49.0
FY15
CY16
CY17
CY18
FY19[4]
$40.2
$39.7
$42.1
$54.7
$49.0
Reported Adjusted EBITDA

Note: Constant Currency figures based on 1.28 GBP:USD exchange rate.
(1) On a constant currency basis.
(2) See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures.
(3) For 2016-2019, presentation is shown on a calendar year basis to conform to our current fiscal year ending December 31, which was changed from September 30 commencing in 2019.
(4) FY 2019 includes the impact of the reduction in maximum B2 stakes to £2 in the UK LBO market implemented on April 1, 2019.
(5) FY 2019 includes the acquisition of NTG on October 1, 2019. The Adjusted EBITDA Margin for the acquired businesses was approximately 16.8% in the fourth quarter 2019.

INSPIRED ESSENTIAL ENTERTAINMENT

Strategy Leading to Sustained Growth

Operational/cost-reduction efforts to continue mitigation of the effects of the reduction in maximum B2 stakes to £2 in the UK LBO market implemented on April 1, 2019 (the "Triennial Implementation")

Generation of new Gaming, Virtuals and Interactive business to recapture Adjusted EBITDA lost to the Triennial Implementation

Integration and profitability improvement in the newly Acquired Businesses through both growth and digital conversion in the UK pub and leisure segments

Maximization of revenue and cost synergies between the complementary businesses

INSPIRED
ESSENTIAL ENTERTAINMENT

Key Drivers in Inspired Businesses





CLEVELAND
22



	GAMING	VIRTUALS	INTERACTIVE	ACQUIRED BUSINESSES
% OF Q4 2019 REVENUE [1]	*36.1%*	*14.4% [2]*		*49.5%*
KEY BUSINESS DRIVERS	Regulated Gaming Globally Shifting Share from Fewer Casinos to Many "Distributed" Venues	Rapid Growth of Legalized Sports Betting	Leverage Top-Performing Content in Rapidly Growing Online Gaming and Lottery	Cross-Selling Opportunities, Synergies and Improved Economics from Digital Pub Conversion

UNTAPPED POTENTIAL IN NORTH AMERICA

INSPIRED
ESSENTIAL ENTERTAINMENT

1) Revenue for the last three months ended December 31, 2019.
2) Interactive reported within the Virtual Sports segment.



GAMING

- Gaming growth shifting from large casinos to many distributed venues
- Inspired is a leader in server based gaming with 33,000+ machines live and top games in key jurisdictions:
  - UK
  - Greece
  - Italy
  - US (recent launch in Illinois)
- Management team with combined 80+ years of experience growing North American gaming businesses

INSPIRED
ESSENTIAL ENTERTAINMENT

Inspired Outperforms in Greece

True Comparison Between Suppliers Shows Inspired's Relative Outperformance

GREECE


opap

2017 LAUNCH

Four terminal suppliers installed machines at the same time in OPAP betting shops

INSPIRED MACHINES OUTPERFORMED AT LAUNCH[1]

#1 Performing Game

5 of the TOP 10 Games

BASED ON PERFORMANCE

Inspired Awarded >60% of Additional Volume

INSPIRED
ESSENTIAL ENTERTAINMENT

Source: According to OPAP financial reports
(1) Based on Customer Gross Win per unit per day

Well Positioned for North America Route Markets

Bringing Innovation to Stagnant Marketplace

- Inspired's Valor™ terminal commercially entered Illinois in Q4 2019
  - Over 260 Valor terminals sold since launching in Q4 2019
    - 116 in Q4 and 144 in Q1 (through March 10, 2020)
  - Nearly every major Illinois operator trialed Valor
  - All completed trials resulted in follow-on orders
  - One of the first suppliers certified to include increased \$4 stakes and up to \$1,199 prizes
  - New Illinois legislation allows 6th machine per video gambling establishment (up from 5)



MORE PLAY
BIGGER WINS
Cash
Mighty Tembo
Goddess of the Amazon
Book of Irish
Fruit 66
Maximus
Eagles Landing
Rise of Anubis

INSPIRED
ESSENTIAL ENTERTAINMENT


CLEVELAND
22

VIRTUALS

- Creator and world leader in Virtual Sports
- Popular in betting shops in the UK, Italy and Greece
- Successful retail, online and mobile deployments
- Continuing North American expansion


44,000+
retail channels
100+ websites

INSPIRED
ESSENTIAL ENTERTAINMENT

Successful Launch of Virtual Sports in Greece

Virtuals Added $600 Million in Additional Turnover in Greece in first year

GREECE


opap

OPAP launched with one Virtuals channel in May 2017

FIRST 12 MONTHS SINCE LAUNCH

$600M
Additional turnover

>22,000
New players

>$10M
Agency commissions

INSPIRED
ESSENTIAL ENTERTAINMENT

Source: According to OPAP financial reports.


Maid Marian

INTERACTIVE

- Online gaming operators use our top-performing game titles and award-winning Virtual Sports content online and on mobile devices worldwide.

BETFRED | bet365 | bwin | CORAL | sportingbet
BET STARS | William HILL VEGAS | betfair | Ladbrokes | PADDYPOWER

- Expected to be a high-growth, high-margin recurring revenue business, especially with addition of Acquired Businesses.
- Launched 6 North American customers in last 6 months.

INSPIRED
ESSENTIAL ENTERTAINMENT

Novomatic Technology Group ("NTG") Acquisition

Inspired closed the acquisition in a cash transaction for $120.0 million on October 1, 2019

- NTG is a leading supplier of gaming terminals to pubs, arcades, service areas and holiday resorts in the UK.
- Acquisition combines complementary and non-overlapping businesses, providing a stronger platform to grow.
  - Potential for digital transition to drive improved economics
  - Ability to leverage top performing content across platforms

PROJECTED ANNUALIZED COST SYNERGIES IMPLEMENTED BY END OF 2020		
REPORTED IN 3Q19		REVISED UP IN 4Q19
$12.2-$13.3M	→	$15M



REEL KING
£500
3001
3001
BEAT BEN

INSPIRED
ESSENTIAL ENTERTAINMENT

(1) Based upon the USD/GBP spot exchange rate at the time of signing of the transaction.

Analog to Digital Conversion

Conversion to digital has improved revenue and margins historically at NTG

ANALOG MACHINES

- Manual updates
- 1 game per machine
- Lower daily cash box
- Manual cash box collection


STREETS
AHEAD

DIGITAL MACHINES



- Multiple games per machine
- Download games remotely
- Refresh content frequently
- Higher daily cash box
- Ability to go cashless in future

INSPIRED
ESSENTIAL ENTERTAINMENT

Source: Based on NTG Products

Potential Revenue Opportunities

Inspired Customers		NTG Customers	
 Capitalize on converting NTG top performing game library for online deployment	 Lucky Lady's Charm BOOK OF RA Power Stars Leverage top NTG titles across Inspired's UK SBG customers	 iPub Accelerate NTG's development initiatives to transition the pub gaming sector from analog to digital	 Bring virtual sports to NTG's customer base

Offer an expansive combined game and machine portfolio to customers

4Q19 Highlights

- **Legacy Business**
  - Sequential year-over-year improvement in Gaming in UK LBOs following Triennial Implementation
  - Strong overall performance across Gaming, Virtuals and Interactive
  - Adjusted EBITDA Margin increased to 36.4% from 34.2%

- **Acquired Businesses**
  - Pub segment converting from analog to digital faster than initially projected
    - Increased to 66.2% of pub estate at end of 4Q19 from 60.8% at beginning of 4Q19
  - Trends in UK pub industry improving
    - Number of UK pubs in 2019 increased for the first time in a decade
  - Leisure (i.e. holiday resorts, service areas) was better than forecasted in a seasonally low quarter
  - Increased annualized cost synergy estimate to $15 million from $12.3-$13.3 million[1]

INSPIRED
ESSENTIAL ENTERTAINMENT

(1) Annualized cost synergies projected by year end 2020

Market Capitalization

Cap Table	
As of March 11th, 2020	
(unaudited) ***(US$ in millions, except per share data)***	**Actual** **9/30/19**
Cash	$29.1
Senior Bank Debt[(1)]	273.1
Capital Lease, Pension Liability & Other Liabilities[(2)]	8.7
Total Debt	$281.8
Net Debt (a)	**$252.7**
Number of Shares[(3)] (in millions)	22.231
Share Price (As of March 11th, 2020)	$5.03
Equity Market Capitalization (b)	**$111.8**
Implied Enterprise Value (a + b)	**$364.5**

Note: Balance sheet items are as of December 31, 2019. All figures are unaudited. Equity market cap as of market close on 3/11/20. 2019 does not include a full year of the Acquired Businesses.
(1) Includes revolver drawdown of approximately $2.6m.
(2) Includes accrued interest expense of $5.5 million.
(3) Excludes any unvested management incentive share awards.

INSPIRED ESSENTIAL ENTERTAINMENT

INSPIRED



Appendix


Spirit of the
SAMURAI


CENTURION


GODDESS OF THE AMAZON

Financial Summary

Twelve Months Ended December 31, 2019						
unaudited US$ millions	Server Based Gaming	Virtual Sports	Acquired Entities	Inter Company Eliminations	Corporate	Total
Revenue	**84.5**	**37.0**	**32.9**	**(1.0)**	**-**	**153.4**
Cost of Sales, excluding D&A	(26.7)	(3.2)	(7.2)	1.0	-	(36.1)
Gross Profit	**57.8**	**33.8**	**25.7**	**-**	**-**	**117.3**
Selling, general and administrative expenses	(23.6)	(8.7)	(20.1)	-	(20.2)	(72.6)
Stock-based compensation expense	(1.7)	(1.4)	-	-	(5.9)	(9.0)
Acquisition Related Expenses	-	-	-	-	(6.7)	(6.7)
D&A	(29.1)	(5.5)	(6.0)	-	(1.4)	(42.0)
Segment operating income (loss)	**3.4**	**18.2**	**(0.4)**	**-**	**(34.2)**	**(13.0)**
Adjusted EBITDA[1]						49.0
Capital expenditure	12.3	5.9	5.1	-	2.6	25.9

INSPIRED
ESSENTIAL ENTERTAINMENT

(1) See elsewhere in Appendix for reconciliation to most comparable GAAP measure.

Historical Consolidated Income Statement

US$ millions	Year Ended December 31st, 2019A	2018A	2017A	2016A
Revenue:				
Service	134.9	130.6	112.6	107.4
Hardware	18.4	10.1	14.3	8.6
Total revenue	**153.4**	**140.7**	**126.9**	**116.0**
Cost of sales, excluding depreciation and amortization:				
Cost of service	(23.5)	(23.4)	(17.3)	(16.0)
Cost of hardware	(12.6)	(7.9)	(10.6)	(4.6)
Selling, general and administrative expenses	(72.6)	(59.0)	(60.9)	(58.2)
Stock-based compensation	(9.0)	(5.8)	(7.4)	(0.0)
Impairment expense	0.0	(7.7)	0.0	0.0
Acquisition related transaction expenses	(6.7)	(0.3)	(1.5)	(14.1)
Depreciation and amortization	(42.0)	(41.9)	(36.2)	(32.9)
Net operating loss	**(13.0)**	**(5.3)**	**(7.1)**	**(9.9)**
Other income (expense)				
Interest income	0.1	0.2	0.1	0.3
Interest expense	(27.8)	(19.8)	(19.8)	(56.6)
Change in fair value of earn out liability	(2.3)	5.7	(3.7)	1.3
Change in fair value of derivative liability	3.0	(4.9)	(0.2)	0.1
Loss from equity method investee	(0.1)	0.0	0.0	0.0
Other finance income (costs)	3.2	3.2	0.0	(0.2)
Total other income (expense), net	**(23.9)**	**(15.6)**	**(23.7)**	**(55.2)**
Net loss before income taxes	**(36.9)**	**(20.9)**	**(30.7)**	**(65.1)**
Income tax (credit)/expense	(0.1)	(0.2)	(0.2)	(0.3)
Net loss	**(37.0)**	**(21.1)**	**(30.9)**	**(65.4)**
Other comprehensive income				
Foreign currency translation gain/(loss)	(2.4)	0.1	1.3	65.2
Change in fair value of hedging instrument	2.9	2.9	0.0	0.0
Reclassification of gain on hedging instrument to comprehensive income	(4.4)	(2.7)	0.0	0.0
Actuarial losses on pension plan	(6.9)	4.4	0.6	(6.7)
Other comprehensive income/(expense)	**(10.8)**	**4.7**	**1.9**	**58.5**
Comprehensive loss	**(47.8)**	**(16.4)**	**(29.0)**	**(6.9)**

INSPIRED
ESSENTIAL ENTERTAINMENT

Note: Inspired's fiscal year was changed from September 30 to December 31 commencing in 2019.
Inspired's audit of its 2019 annual consolidated financial statements is not yet complete and financial amounts in this presentation are unaudited and represent management's estimates.

Non-GAAP Reconciliation: Adjusted EBITDA

	Year Ended December 31st,			
US$ millions	**2019A**	**2018A**	**2017A**	**2016A**
Net Loss	(37.0)	(21.1)	(30.9)	(65.4)
Items Relating to Legacy Activities				
Pension Charges	0.6	0.5	0.6	0.6
(Credit) / Costs Relating to Former Operations	-	-	0.1	(0.1)
Litigation Settlement	-	1.4	-	-
Items to Be Considered to Be Exceptional in Nature				
Costs of Company Restructure	3.3	1.5	3.2	0.8
Italian Tax Related Costs	0.4	0.9	0.2	0.9
Transaction Expenses	6.7	0.3	1.5	15.5
Deferred Consideration Write Back	-	-	-	(1.4)
PRS Legal Dispute	-	-	(0.1)	0.4
Impairment expense	-	7.7	-	-
Stock-Based Compensation Expense	9.0	5.8	7.4	0.0
Depreciation and Amortization	42.0	41.9	36.2	32.9
Total Other Income (Expense), Net	23.9	15.6	23.7	55.2
Income Tax	0.1	0.2	0.2	0.3
Adjusted EBITDA ($)	**49.0**	**54.7**	**42.1**	**39.7**
Adjusted EBITDA (£)	**38.2**	**41.2**	**32.4**	**28.8**

INSPIRED
ESSENTIAL ENTERTAINMENT

Note: Inspired's fiscal year was changed from September 30 to December 31 commencing in 2019.
Inspired's audit of its 2019 annual consolidated financial statements is not yet complete and financial amounts in this presentation are unaudited and represent management's estimates.

Non-GAAP Reconciliation: Adjusted Revenue and SBG Adjusted Revenue

Non-GAAP Reconciliation: Adjusted Revenue

	Year Ended December 31st,			
US$ millions	**2019A**	**2018A**	**2017A**	**2016A**
Reported Revenue per Financial Statements	153.4	140.7	126.9	116.0
Less Nil Margin Sales	-	(4.0)	(4.8)	(0.5)
Less Analogue Revenues	-	-	-	0.0
Adjusted Revenue ($)	**153.4**	**136.7**	**122.1**	**115.5**

Non-GAAP Reconciliation: SBG Adjusted Revenue

	Year Ended December 31st,			
US$ millions	**2019A**	**2018A**	**2017A**	**2016A**
SBG Reported Revenue per Financial Statements	84.5	103.3	91.9	84.2
Less Nil Margin Sales	-	(4.0)	(4.8)	(0.5)
Less Analogue Revenues	-	-	-	0.0
Server Based Gaming Adjusted Revenue ($)	**84.5**	**99.3**	**87.1**	**83.7**

Note: Inspired's fiscal year was changed from September 30 to December 31 commencing in 2019.
Inspired's audit of its 2019 annual consolidated financial statements is not yet complete and financial amounts in this presentation are unaudited and represent management's estimates.

INSPIRED

ESSENTIAL ENTERTAINMENT